Exhibit 99.2

Synovus

INCOME STATEMENT DATA (Unaudited) (Dollars in thousands, except per share data)		Six Months Ended June 30,
		2018	2017	Change

Interest income	$	642,968	557,911	15.2%
Interest expense		84,107	66,887	25.7

Net interest income		558,861	491,024	13.8
Provision for loan losses		24,566	18,934	29.7

Net interest income after provision for loan losses		534,295	472,090	13.2

Non-interest income:
Service charges on deposit accounts		39,938	40,370	(1.1)
Fiduciary and asset management fees		27,419	24,676	11.1
Card fees		21,032	19,885	5.8
Brokerage revenue		17,596	14,436	21.9
Mortgage banking income		9,887	11,548	(14.4)
Income from bank-owned life insurance		7,949	6,328	25.6
Investment securities (losses) gains, net		(1,296)	7,667	nm
Decrease in fair value of private equity investments, net		(3,093)	(3,166)	nm
Other fee income		9,877	11,033	(10.5)
Other non-interest income		11,124	7,762	43.3

Total non-interest income		140,433	140,539	(0.1)

Non-interest expense:
Salaries and other personnel expense		225,583	212,404	6.2
Net occupancy and equipment expense		64,134	59,264	8.2
Third-party processing expense		29,012	26,223	10.6
FDIC insurance and other regulatory fees		13,335	13,645	(2.3)
Professional fees		11,789	12,907	(8.7)
Advertising expense		10,312	11,258	(8.4)
Foreclosed real estate expense, net		749	3,582	(79.1)
Earnout liability adjustments		-	1,707	nm
Amortization of intangibles		583	475	22.7
Valuation adjustment to Visa derivative		2,328	-	nm
Litigation settlement/contingency expense		(4,026)	-	nm
Restructuring charges, net		(212)	6,524	nm
Other operating expenses		45,647	41,144	10.9

Total non-interest expense		399,234	389,133	2.6

Income before income taxes		275,494	223,496	23.3
Income tax expense		61,146	75,635	(19.2)

Net income		214,348	147,861	45.0

Dividends on preferred stock		5,119	5,119	-

Net income available to common shareholders	$	209,229	142,742	46.6%

Net income per common share, basic	$	1.77	1.17	51.2%

Net income per common share, diluted		1.75	1.16	51.3

Cash dividends declared per common share		0.50	0.30	66.7

Return on average assets*		1.38%	0.98	40	bps
Return on average common equity*		15.01	10.16	485

Weighted average common shares outstanding, basic		118,531	122,251	(3.0)%
Weighted average common shares outstanding, diluted		119,229	123,043	(3.1)

nm - not meaningful

bps - basis points

* - ratios are annualized

Synovus

INCOME STATEMENT DATA (Unaudited) (In thousands, except per share data)		2018				2017		Second Quarter

		Second Quarter		First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘18 vs. ‘17 Change

Interest income	$	329,834		313,134	306,934	297,652	285,510	15.5%
Interest expense		45,257		38,850	37,221	35,080	34,413	31.5

Net interest income		284,577		274,284	269,713	262,572	251,097	13.3
Provision for loan losses		11,790		12,776	8,565	39,686	10,260	14.9

Net interest income after provision for loan losses		272,787		261,508	261,148	222,886	240,837	13.3

Non-interest income:
Service charges on deposit accounts		19,999		19,940	20,372	20,678	20,252	(1.2)
Fiduciary and asset management fees		13,983		13,435	13,195	12,615	12,524	11.6
Card fees		10,833		10,199	9,762	9,729	10,041	7.9
Brokerage revenue		8,900		8,695	7,758	7,511	7,210	23.4
Mortgage banking income		4,839		5,047	5,645	5,603	5,784	(16.3)
Income from bank-owned life insurance		3,733		4,217	3,900	3,232	3,272	14.1
Cabela’s transaction fee		-		-	-	75,000	-	nm
Investment securities (losses) gains, net		(1,296)		-	-	(7,956)	(1)	nm
(Decrease)/increase in fair value of private equity investments, net		(37)		(3,056)	100	(27)	(1,352)	nm
Other fee income		5,259		4,618	4,042	5,094	6,164	(14.7)
Other non-interest income		7,174		3,951	4,578	3,956	4,807	49.2

Total non-interest income		73,387		67,046	69,352	135,435	68,701	6.8

Non-interest expense:
Salaries and other personnel expense		111,863		113,720	111,243	109,675	105,213	6.3
Net occupancy and equipment expense		32,654		31,480	30,126	30,573	29,933	9.1
Third-party processing expense		15,067		13,945	14,827	13,659	13,620	10.6
FDIC insurance and other regulatory fees		6,543		6,793	6,288	7,078	6,875	(4.8)
Professional fees		6,284		5,505	6,183	7,141	7,551	(16.8)
Advertising expense		5,220		5,092	8,081	3,610	5,346	(2.4)
Foreclosed real estate expense, net		(107)		856	1,693	7,265	1,448	nm
Earnout liability adjustments		-		-	1,700	2,059	1,707	nm
Amortization of intangibles		292		292	292	292	292	-
Valuation adjustment to Visa derivative		2,328		-	-	-	-	nm
Loss on early extinguishment of debt		-		-	23,160	-	-	nm
Litigation settlement/contingency expense		(1,400)		(2,626)	300	401	-	nm
Restructuring charges, net		103		(315)	(29)	519	13	nm
Other operating expenses		25,210		20,437	22,670	23,374	19,749	27.7

Total non-interest expense		204,057		195,179	226,534	205,646	191,747	6.4

Income before income taxes		142,117		133,375	103,966	152,675	117,791	20.7
Income tax expense		30,936		30,209	74,361	54,668	41,788	(26.0)

Net income		111,181		103,166	29,605	98,007	76,003	46.3

Dividends on preferred stock		2,559		2,559	2,559	2,559	2,559	-

Net income available to common shareholders	$	108,622		100,607	27,046	95,448	73,444	47.9%

Net income per common share, basic	$	0.92		0.85	0.23	0.79	0.60	52.7%

Net income per common share, diluted		0.91		0.84	0.23	0.78	0.60	52.7

Cash dividends declared per common share		0.25		0.25	0.15	0.15	0.15	66.7

Return on average assets *		1.42	%	1.34	0.37	1.27	1.00	42	bps
Return on average common equity *		15.39		14.62	3.76	13.24	10.34	505

Weighted average common shares outstanding, basic		118,397		118,666	119,282	120,900	122,203	(3.1)%
Weighted average common shares outstanding, diluted		119,139		119,321	120,182	121,814	123,027	(3.2)

nm - not meaningful

bps - basis points

* - ratios are annualized

Synovus

BALANCE SHEET DATA		June 30, 2018	December 31, 2017	June 30, 2017
(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$	404,080	397,848	377,213
Interest bearing funds with Federal Reserve Bank		613,082	460,928	468,148
Interest earning deposits with banks		33,754	26,311	6,012
Federal funds sold and securities purchased under resale agreements		40,872	47,846	46,847

Cash and cash equivalents		1,091,788	932,933	898,220

Mortgage loans held for sale, at fair value		53,673	48,024	61,893
Investment securities available for sale, at fair value		3,929,962	3,987,069	3,827,058

Loans, net of deferred fees and costs		25,134,056	24,787,464	24,430,512
Allowance for loan losses		(251,725)	(249,268)	(248,095)

Loans, net		24,882,331	24,538,196	24,182,417

Cash surrender value of bank-owned life insurance		547,261	540,958	458,753
Premises and equipment, net		428,633	426,813	416,364
Goodwill		57,315	57,315	57,092
Other intangible assets		10,458	11,254	11,843
Deferred tax asset, net		182,983	165,788	320,403
Other assets		555,901	513,487	453,923

Total assets	$	31,740,305	31,221,837	30,687,966

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$	7,630,491	7,686,339	7,363,476
Interest bearing deposits, excluding brokered deposits		16,961,187	16,500,436	16,387,032
Brokered deposits		1,851,010	1,961,125	1,468,308

Total deposits		26,442,688	26,147,900	25,218,816
Federal funds purchased and securities sold under repurchase agreements		207,580	161,190	150,379
Long-term debt		1,656,647	1,706,138	2,107,245
Other liabilities		265,696	245,043	213,579

Total liabilities		28,572,611	28,260,271	27,690,019

Shareholders’ equity:

Series D Preferred Stock - no par value, 8,000,000 shares outstanding at June 30, 2018		195,138	-	-

Series C Preferred Stock - no par value, 5,200,000 shares outstanding at June 30, 2018, December 31, 2017, and June 30, 2017		125,980	125,980	125,980

Common stock - $1.00 par value. 117,841,369 shares outstanding at June 30, 2018, 118,897,295 shares outstanding at December 31, 2017, and 121,661,092 shares outstanding at June 30, 2017		143,078	142,678	142,499
Additional paid-in capital		3,045,014	3,043,129	3,029,754
Treasury stock, at cost - 25,236,604 shares at June 30, 2018, 23,780,154 shares at December 31, 2017, and 20,837,814 shares at June 30, 2017		(916,484)	(839,674)	(709,944)
Accumulated other comprehensive loss		(125,720)	(54,754)	(47,865)
Retained earnings		700,688	544,207	457,523

Total shareholders’ equity		3,167,694	2,961,566	2,997,947

Total liabilities and shareholders’ equity	$	31,740,305	31,221,837	30,687,966

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2018				2017
	Second Quarter			First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Interest Earning Assets
Taxable investment securities (2)	$	4,077,564		4,097,162	3,937,278	3,786,436	3,844,688
Yield		2.34	%	2.34	2.29	2.11	2.11
Tax-exempt investment securities (2) (4)	$	115		140	180	259	340
Yield (taxable equivalent)		6.87	%	6.57	7.97	7.86	6.87
Trading account assets (5)	$	23,772		8,167	7,360	7,823	3,667
Yield		2.79	%	2.66	2.78	2.09	2.28
Commercial loans (3) (4)	$	18,857,271		18,963,515	18,935,774	19,059,936	19,137,733
Yield		4.85	%	4.64	4.49	4.41	4.27
Consumer loans (3)	$	6,092,899		5,899,015	5,704,629	5,440,765	5,215,258
Yield		4.76	%	4.71	4.54	4.55	4.49
Allowance for loan losses	$	(257,966)		(251,635)	(252,319)	(249,248)	(251,219)

Loans, net (3)	$	24,692,204		24,610,895	24,388,084	24,251,453	24,101,772
Yield		4.88	%	4.70	4.55	4.49	4.36
Mortgage loans held for sale	$	50,366		38,360	45,353	52,177	52,224
Yield		4.42	%	3.95	3.96	3.88	3.87
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$	724,537		516,575	922,296	543,556	561,503
Yield		1.77	%	1.48	1.31	1.23	1.00
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$	165,845		177,381	159,455	175,263	177,323
Yield		4.63	%	3.39	4.03	3.50	2.99
Total interest earning assets	$	29,734,403		29,448,680	29,460,006	28,816,967	28,741,517
Yield		4.46	%	4.31	4.15	4.11	3.99
Interest Bearing Liabilities
Interest bearing demand deposits	$	5,001,826		5,032,000	4,976,239	4,868,372	4,837,053
Rate		0.35	%	0.31	0.28	0.27	0.23
Money market accounts	$	7,791,107		7,561,554	7,514,992	7,528,036	7,427,562
Rate		0.55	%	0.43	0.36	0.34	0.32
Savings deposits	$	829,800		811,587	804,853	803,184	805,019
Rate		0.03	%	0.03	0.03	0.03	0.04
Time deposits under $100,000	$	1,161,890		1,143,780	1,166,413	1,183,582	1,202,746
Rate		0.82	%	0.71	0.70	0.68	0.67
Time deposits over $100,000	$	2,021,084		1,895,545	2,004,031	2,067,347	2,040,924
Rate		1.22	%	1.02	0.99	0.97	0.94
Non-maturing brokered deposits	$	262,976		424,118	546,413	547,466	564,043
Rate		1.94	%	1.14	0.81	0.73	0.54
Brokered time deposits	$	1,659,941		1,527,793	1,651,920	983,423	815,515
Rate		1.85	%	1.75	1.63	1.16	0.94

Total interest bearing deposits	$	18,728,624		18,396,377	18,664,861	17,981,410	17,692,862
Rate		0.70	%	0.58	0.54	0.46	0.41
Federal funds purchased and securities sold under repurchase agreements	$	210,679		202,226	184,369	191,585	183,400
Rate		0.38	%	0.21	0.15	0.08	0.10
Long-term debt	$	1,852,094		2,127,994	1,713,982	1,985,175	2,270,452
Rate		2.66	%	2.32	2.67	2.81	2.83
Total interest bearing liabilities	$	20,791,397		20,726,597	20,563,212	20,158,170	20,146,714
Rate		0.87	%	0.76	0.72	0.69	0.68
Non-interest bearing demand deposits	$	7,539,451		7,391,695	7,621,147	7,305,508	7,298,845
Effective cost of funds		0.61	%	0.53	0.50	0.48	0.48
Net interest margin		3.86	%	3.78	3.65	3.63	3.51
Taxable equivalent adjustment	$	120		116	234	283	298

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate (21% in 2018 and 35% in 2017), in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

LOANS OUTSTANDING BY TYPE

(Unaudited)

(Dollars in thousands)

Loan Type		Total Loans June 30, 2018	Total Loans March 31, 2018	2Q18 vs. 1Q18 % change (1)		Total Loans June 30, 2017	2Q18 vs. 2Q17 % change

Commercial, Financial, and Agricultural	$	7,271,080	7,191,531	4.4%	$	6,993,817	4.0%
Owner-Occupied		5,004,392	4,910,386	7.7		4,749,128	5.4

Total Commercial & Industrial		12,275,472	12,101,917	5.8		11,742,945	4.5

Multi-Family		1,358,211	1,479,573	(32.9)		1,724,917	(21.3)
Hotels		755,125	751,232	2.1		835,110	(9.6)
Office Buildings		1,429,166	1,464,473	(9.7)		1,539,494	(7.2)
Shopping Centers		811,186	782,580	14.7		864,868	(6.2)
Warehouses		602,707	583,645	13.1		495,860	21.5
Other Investment Property		553,201	557,547	(3.1)		575,415	(3.9)

Total Investment Properties		5,509,596	5,619,050	(7.8)		6,035,664	(8.7)

1-4 Family Construction		177,140	188,939	(25.0)		198,419	(10.7)
1-4 Family Investment Mortgage		543,570	569,965	(18.6)		638,407	(14.9)

Total 1-4 Family Properties		720,710	758,904	(20.2)		836,826	(13.9)

Commercial Development		61,375	65,371	(24.5)		66,055	(7.1)
Residential Development		100,246	104,137	(15.0)		118,032	(15.1)
Land Acquisition		252,244	288,265	(50.1)		365,657	(31.0)

Land and Development		413,865	457,773	(38.5)		549,744	(24.7)

Total Commercial Real Estate		6,644,171	6,835,727	(11.2)		7,422,234	(10.5)

Consumer Mortgages		2,750,935	2,663,371	13.2		2,470,665	11.3
Home Equity Lines		1,453,855	1,472,471	(5.1)		1,563,167	(7.0)
Credit Cards		238,424	226,713	20.7		225,900	5.5
Other Consumer Loans		1,793,916	1,606,799	46.7		1,031,639	73.9

Total Consumer		6,237,130	5,969,354	18.0		5,291,371	17.9

Unearned Income		(22,717)	(23,961)	(20.8)		(26,038)	(12.8)

Total	$	25,134,056	24,883,037	4.0%	$	24,430,512	2.9%

(1)	Percentage change is annualized.

NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

Loan Type		Total Non-performing Loans June 30, 2018	Total Non-performing Loans March 31, 2018	2Q18 vs. 1Q18 % change			Total Non-performing Loans June 30, 2017	2Q18 vs. 2Q17 % change

Commercial, Financial, and Agricultural	$	81,231	81,606	(0.5)%		$	69,550	16.8%
Owner-Occupied		6,076	4,067	49.4			24,918	(75.6)

Total Commercial & Industrial		87,307	85,673	1.9			94,468	(7.6)

Multi-Family		176	1,028	(82.9)			1,621	(89.1)
Hotels		-	-	-			376	nm
Office Buildings		670	1,272	(47.3)			326	nm
Shopping Centers		412	89	362.9			161	nm
Warehouses		21	-	nm			41	(48.8)
Other Investment Property		459	540	(15.0)			1,187	(61.3)

Total Investment Properties		1,738	2,929	(40.7)			3,712	(53.2)

1-4 Family Investment Mortgage		3,247	2,634	23.3			8,535	(62.0)

Total 1-4 Family Properties		3,247	2,634	23.3			8,535	(62.0)

Commercial Development		42	44	(4.5)			269	(84.4)
Residential Development		3,184	3,220	(1.1)			5,585	(43.0)
Land Acquisition		1,398	1,311	6.6			5,077	(72.5)

Land and Development		4,624	4,575	1.1			10,931	(57.7)

Total Commercial Real Estate		9,609	10,138	(5.2)			23,178	(58.5)

Consumer Mortgages		4,822	7,708	(37.4)			18,035	(73.3)
Home Equity Lines		14,265	14,868	(4.1)			20,648	(30.9)
Other Consumer Loans		1,325	1,694	(21.8)			2,988	(55.7)

Total Consumer		20,412	24,270	(15.9)			41,671	(51.0)

Total	$	117,328	120,081	(2.3	) %	$	159,317	(26.4)%

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

		2018		2017			2nd Quarter

		Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘18 vs. ‘17 Change

Non-performing Loans	$	117,328	120,081	115,561	97,838	159,317	(26.4) %
Impaired Loans Held for Sale (1)		2,733	6,591	11,278	30,197	127	nm
Other Real Estate		6,288	4,496	3,758	10,551	19,476	(67.7)

Non-performing Assets		126,349	131,168	130,597	138,586	178,920	(29.4)

Allowance for loan losses		251,725	257,764	249,268	249,683	248,095	1.5

Net Charge-Offs - Quarter		17,829	4,280	8,979	38,099	15,678
Net Charge-Offs - YTD		22,109	4,280	69,675	60,695	22,597
Net Charge-Offs / Average Loans - Quarter (2)		0.29%	0.07	0.15	0.62	0.26
Net Charge-Offs / Average Loans - YTD (2)		0.18	0.07	0.29	0.33	0.19

Non-performing Loans / Loans		0.47	0.48	0.47	0.40	0.65
Non-performing Assets / Loans, Impaired Loans Held for Sale, & ORE		0.50	0.53	0.53	0.57	0.73
Allowance / Loans		1.00	1.04	1.01	1.02	1.02

Allowance / Non-performing Loans		214.55	214.66	215.70	255.20	155.72
Allowance / Non-performing Loans (3)		262.99	241.49	238.44	336.35	217.07

Past Due Loans over 90 days and Still Accruing	$	3,222	5,416	4,414	5,685	4,550	(29.2)
As a Percentage of Loans Outstanding		0.01%	0.02	0.02	0.02	0.02

Total Past Due Loans and Still Accruing	$	55,614	54,150	52,032	84,853	66,788	(16.7)
As a Percentage of Loans Outstanding		0.22%	0.22	0.21	0.35	0.27

Accruing Troubled Debt Restructurings (TDRs)	$	125,310	129,394	151,271	166,918	167,395	(25.1)

(1)  Represent impaired loans that have been specifically identified to be sold. Impaired loans held for sale are carried at the lower of cost or fair value, less costs to sell, based primarily on estimated sales proceeds net of selling costs.

(2)  Ratio is annualized.

(3)  Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1) (Unaudited) (Dollars in thousands)

		June 30, 2018	December 31, 2017	June 30, 2017
Tier 1 Capital	$	3,156,805	2,872,001	2,829,340
Total Risk-Based Capital		3,668,904	3,383,081	3,340,155
Common Equity Tier 1 Ratio (transitional)		10.11%	9.99	10.02
Common Equity Tier 1 Ratio (fully phased-in) (5)		10.05	9.88	9.82
Tier 1 Capital Ratio		11.25	10.38	10.37
Total Risk-Based Capital Ratio		13.07	12.23	12.24
Tier 1 Leverage Ratio		10.03	9.19	9.30
Common Equity as a Percentage of Total Assets (2)		8.97	9.08	9.36
Tangible Common Equity as a Percentage of Tangible Assets (3) (5)		8.77	8.88	9.15
Book Value Per Common Share (4)	$	24.16	23.85	23.61
Tangible Book Value Per Common Share (3)		23.58	23.27	23.04

(1)  Current quarter regulatory capital information is preliminary.

(2)  Common equity consists of Total Shareholders’ Equity less Preferred Stock.

(3)  Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.

(4)  Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.

(5)  See “Non-GAAP Financial Measures” of this report for applicable reconciliation of GAAP measures.